UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2019

CARDLYTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38386	26-3039436
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
675 Ponce de Leon Avenue NE, Suite 6000 Atlanta, GA 30308
(Address of principal executive offices, including zip code)
(888) 798-5802
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	CDLX	The Nasdaq Stock Market LLC

Item 1.01    Entry into a Material Definitive Agreement.
On May 14, 2019, Cardlytics, Inc. (the “Company”) and Pacific Western Bank (the “Lender”) entered into a Second Amendment (the “Amendment”) to that certain Loan and Security Agreement between the Company and the Lender dated May 21, 2018 (as amended, the “LSA”). Pursuant to the Amendment, the Company and the Lender agreed to increase the asset-based revolving line of credit under the LSA (the “Line of Credit”) from $30.0 million to $40.0 million. In addition, the Company agreed to repay $10.0 million of the principal balance of the term loan outstanding under the LSA on May 14, 2019. The Amendment also extended the maturity date for borrowings under the LSA to May 14, 2021.
Pursuant to the Amendment, interest on advances under the Line of Credit equals the prime rate minus 0.50%. In addition, pursuant to the Amendment, the Company agreed to pay the Lender an additional one-time success fee of $50,000 in the event that the Company achieves trailing twelve month Billings (as defined in the LSA) of $250.0 million or more at the end of any month. The Company is also required to maintain a balance of $10.0 million in a blocked account in favor of the Lender as additional security for the Company’s payment obligations.
Except as modified by the Amendment, all terms and conditions of the LSA remain in full force and effect.
The foregoing description of the Amendment is not intended to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which the Company intends to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2019.
Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cardlytics, Inc.

Date:	May 14, 2019	By:	/s/ David T. Evans
David T. Evans
Chief Financial Officer (Principal Financial and Accounting Officer)